EXHIBIT 99.1

JOINT FILING AGREEMENT

October 4, 2021

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder
(including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto.
This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.


IN WITNESS WHEREOF,
each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Dated: October 4, 2021

SRP Capital Advisors LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

SRP Opportunities II, LP

By: SRP Opportunities II GP, LP, its general
partner

By: SRPO-II GP Management, LP, its general
partner

By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person

SRPO-II Partners I, LP

By: SRPO-II Partners I GP, LP, its general
partner

By: SRPO-II GP Management, LP, its general
partner

By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person

SRP Opportunities II GP, LP

By: SRPO-II GP Management, LP, its general
partner

By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person

SRPO-II Partners I GP, LP

By: SRPO-II GP Management, LP, its general
partner

By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person

SRPO-II Manager, LP

By: SRPO-II IM Holdings, LLC, its general
partner

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person

Crestwood Exploration Partners, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

Palmetto Investment Partners, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

Palmetto Investment Partners II, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

CWEP-SRPOII Investments, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

PIP-SRPOII Investments, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

PIPII-SRPOII Investments, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager

William Tudor Fennebresque
By: /s/ William T. Fennebresque
Name: William T. Fennebresque

Ryan Andrew Turner
By: /s/ Ryan A. Turner
Name: Ryan A. Turner